Exhibit 99.1

PRESS RELEASE

Fortitude Appoints Jaime Leverton as Chief Executive Officer

Former Hut 8 CEO to Lead Fortitude as the Zcash-Focused, Vertically-Integrated Mining

Platform Advances Toward the Public Markets;

Andrea Childs to Transition to Chief Operating Officer

Fairport, N.Y., September 17, 2026 – Fortitude Mining Holdings, Inc. (“Fortitude”), a vertically-integrated digital asset mining platform anchored in Zcash, today announced the appointment of Jaime Leverton as Chief Executive Officer, effective Monday, September 21. Leverton succeeds Andrea Childs, who will transition to Chief Operating Officer. Upon completion of Fortitude’s previously announced proposed business combination with HeartSciences Inc. (Nasdaq: HSCS) (“HeartSciences”), Leverton is expected to continue to serve as CEO of the combined company, which is expected to operate under the Fortitude brand and to trade on the Nasdaq Capital Market under the ticker symbol “TUDE,” subject to Nasdaq approval.

Leverton brings more than 25 years of leadership across digital assets, capital markets, data center infrastructure, energy, and computing, including a record as a public company Chief Executive Officer in the digital asset mining sector. Her appointment comes as Fortitude scales its vertically-integrated Zcash strategy, venture mining operations, and owned power portfolio while advancing toward a public listing. Zcash has delivered one of the strongest performances in digital assets over the past year, surging more than 2,000% and pushing its market capitalization above $21 billion, making it one of the 10 largest cryptocurrencies by market cap, as we believe institutional adoption continues to accelerate1.

“Fortitude is taking a differentiated approach to mining. Andrea and her team have built a novel venture mining platform designed to identify and capture high-conviction opportunities across the Proof-of-Work ecosystem, supported by owned power, owned sites, and in-house operations,” said Jaime Leverton. “I have spent my career at the intersection of digital assets, infrastructure, and the public markets, and I am honored to lead this team at such a consequential moment for the Company. I look forward to working alongside Andrea, the Fortitude team, and our partners at HeartSciences to complete the proposed transaction and deliver on the opportunity ahead.”

“Building Fortitude from a venture mining thesis into a scaled, vertically-integrated operator has been one of the highlights of my career. I’m proud of what this team has accomplished and excited about the opportunity ahead,” said Andrea Childs. “As Fortitude prepares to enter the public markets, my focus remains on where I can add the most value: mining operations, fleet and infrastructure strategy, and the industry relationships that have defined Fortitude’s growth. I look forward to continuing to build Fortitude alongside Jaime as we progress on our path to the public markets.”

“Jaime is an accomplished operator who understands the mining industry from the insid e and has repeatedly built durable, market-leading businesses at the intersection of digital assets, infrastructure, and capital markets,” said Barry Silbert, Founder and CEO of DCG. “Our conviction in Zcash and financial privacy as an enduring investment theme has only grown, and Jaime’s capital markets expertise and operating experience make her the right leader to take Fortitude into its next chapter as a public company. We are confident in what Jaime, Andrea, and the team can accomplish together in the years ahead.”

Leverton most recently led ReserveOne, an institutional digital asset management company. Previously, she served as Chief Executive Officer of Hut 8, where she led the transformation of a distressed, subscale miner into one of North America’s largest digital asset and high-performance computing companies. Under her leadership, Hut 8 completed the all-stock merger of equals with US Bitcoin Corp., the largest transaction in the industry at the time, and became the first Canadian public company in the sector to dual-list on Nasdaq before re-domiciling as a direct U.S. registrant. Earlier in her career, she held senior leadership positions at eStruxture Data Centers, Aptum, National Bank of Canada, BlackBerry, Bell Canada, and IBM. Leverton holds an MBA from Dalhousie University, a Bachelor of Arts from the University of Ottawa, and the ICD.D designation from the Rotman School of Management at the University of Toronto. Her leadership has earned wide recognition, including WomenTech Network’s Digital Transformation Leader of the Year award in 2023.

Fortitude’s leadership began mining ZEC, the native token of the Zcash network, in 2019, when Fortitude was still the self-mining division of Foundry. Since Fortitude’s founding in 2024, the team has built on that experience to develop a vertically-integrated platform spanning hardware procurement, infrastructure deployment, in-house operations and repairs, and research and development. In the six months ended June 30, 2026, the Company mined 72,696 ZEC, representing approximately 28 percent of total network production over the period, and reported second quarter revenue of $20.9 million. Fortitude owns and operates a diversified power portfolio of more than 60 megawatts across seven sites in South Dakota, Nebraska, Texas, and New York, backed by competitive long-term contracts. In May 2026, the Company executed purchase agreements with Bitmain for 9,000 Antminer Z15 Pro units, representing approximately 7.56 GSol/s of incremental Equihash hashrate, with shipments expected in the fourth quarter of 2026.

The proposed business combination with HeartSciences, announced on June 23, 2026, is expected to close in the fourth quarter 2026, subject to customary closing conditions, including approval by the shareholders of HeartSciences.

About Fortitude

Fortitude, currently wholly-owned by DCG, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its leadership position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “design,” “plan,” “will,” “would,” “believe,” “estimate,” “goal,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to Fortitude and its expectations concerning the timing of the proposed business combination with HeartSciences Inc. (the “Proposed Transaction”), the expectation that the Proposed Transaction will bring Fortitude to the public markets, the leadership of the combined company resulting from the Proposed Transaction, and the shipping timing of and efficiency gains from purchased mining equipment. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to diﬀer materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely aﬀect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; risks related to third-party equipment providers; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to diﬀer materially from those expressed or implied by the forward-looking statements in this press release are discussed in the preliminary proxy statement on Schedule 14A, filed by HeartSciences with the U.S. Securities and Exchange Commission (“SEC”) on July 27, 2026, in connection with the Proposed Transaction, HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, HeartSciences’ Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and other HeartSciences’ reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed a preliminary proxy statement on Schedule 14A with the SEC on July 27, 2026 and may file additional relevant materials with the SEC. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC, in order to fund operating expenses and capital investments, as well as for purposes including to hedge exposures and realize investment gains.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Investor Relations and Media Contact:

ICR
Phone: 917-375-9457
Email: IR@fortitudemining.com

¹	Source: Investing.com (ZEC/USD), as of September 14, 2026. One-year performance reflects the change in the ZEC/USD spot price over the preceding 12 months. Market capitalization and cryptocurrency ranking are based on data reported by Investing.com as of the date above. Cryptocurrency prices are highly volatile; past performance is not indicative of future results.

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